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                                                                   EXHIBIT 10.34


                            AMENDMENT NO. 1 TO LEASE


     THIS AMENDMENT NO. 1 TO LEASE ("Amendment") is made as of the 1st day of May 2001, by and between ST. PAUL PROPERTIES, INC., a Delaware corporation ("Landlord") and ATS Medical, Inc., a Minnesota corporation ("Tenant").

                               W I T N E S S E T H

     WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated April 29, 2000 (the "Lease") for the premises located at 3800 Annapolis Lane North, Suite 175, Plymouth, MN; and

     WHEREAS, the parties wish to amend the Lease to reflect certain additional agreements between them,

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Defined Terms. Unless the context otherwise indicates, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

     2. Amendment: Effective on the date hereof,

          (a) The parties desire to extend the term of the Lease for an additional two (2) years, commencing August 1, 2006 and expiring July 31, 2008 ("Extension Term").

          (b) The Base Rent during the Extension Term shall be $5.32 per square foot, $10,159.35 per month, $121,912.20 annually.

          (c) Article 30 of the Lease, Right to Renew Lease, shall be modified so that the renewal right be for a 5-year term, rather than a 3-year term. All other terms and conditions of this Article 30 shall remain in force and effect.

     3. No Default. Tenant represents and warrants that after giving effect to the amendment contained herein, no Event of Default shall have occurred or be continuing under the Lease and no event shall have occurred which, with the serving of notice or the passage of time, shall mature into such an Event of Default.

     4.   Reference to and Effect on the Lease.

          (a) Upon the effectiveness of this Amendment, each reference in the Lease to "this Lease", "hereunder", "hereof", "herein" or words of like import referring to the Lease shall mean and be a reference to the Lease as amended hereby.

          (b) Except as specifically set forth above, the Lease remains in full force and effect and is hereby ratified and confirmed.

          (c) Wherever there exists a conflict between this Amendment and the Lease, the provisions of this Amendment shall control.


     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.




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     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed in counterparts, all of which, when taken together, shall constitute one and the same original.



IN WITNESS WHEREOF, this Amendment has been executed as of the date written below:



ST. PAUL PROPERTIES, INC.                    ATS MEDICAL, INC.


By:  /s/ Michael D. Elnicky                  By:  /s/ Richard W. Kramp
     --------------------------------             ------------------------------
     Its:   Asset Manager                         Its:   President/COO
     Date:  May 14, 2001                          Date:  May 3, 2001